UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2018

MANUFACTURED HOUSING PROPERTIES INC.
(Exact name of registrant as specified in its charter)

Nevada	000-51229	51-0482104
(State or other jurisdictionof Incorporation)	(CommissionFile Number)	(IRS Employer ID No.)

136 Main Street
Pineville, NC 28134
(Address of Principal Executive Offices) (Zip Code)

(704) 869-2500
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 239.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Section 5. Corporate Governance and Management

Item 5.02.   Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers

Effective October 31, 2018, the registrant accepted the resignations of Kirk A Broadbooks and Douglas M. Grushey as directors and officers of the registrant. Messrs. Broadbooks and Grushey resigned to pursue other business ventures. There were no disagreements between the registrant and either of Messrs. Broadbooks or Grushey.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANUFACTURED HOUSING PROPERTIES INC. (Registrant)

Date: November 14, 2018	By:	/s/ Raymond M. Gee
Raymond M. Gee
Chief Executive Officer